UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 31, 2007
CERADYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-13059 (Commission File Number)	33-0055414 (IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 549-0421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 31, 2007, Peter Hartl’s employment with ESK Ceramics, Ceradyne, Inc.’s wholly-owned subsidiary located in Kempten, Germany, was terminated effective immediately. Mr. Hartl’s positions as a Vice President of Ceradyne, Inc. and as President of ESK Ceramics were also terminated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.
September 7, 2007	By:	/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer and Corporate Secretary

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